UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2021, Novanta Corporation (the “Buyer”), a wholly-owned subsidiary of Novanta Inc. (“Novanta”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Schneider Electric Holdings, Inc. (the “Seller”) to acquire 100% of the shares of Schneider Electric Motion USA, Inc. (“SEM”), a wholly-owned subsidiary of the Seller, upon the terms and subject to the conditions set forth in the Purchase Agreement (the “SEM Acquisition”).

Pursuant to the terms of the Purchase Agreement, the Buyer has agreed to pay the Seller $115 million in cash upon the closing of the Acquisition, subject to certain customary working capital and other adjustments.

The completion of the SEM Acquisition is subject to certain conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Novanta anticipates that the SEM Acquisition will be completed in the third quarter of 2021. The Buyer intends to fund the SEM Acquisition using cash on hand and by drawing on Novanta’s revolving credit facility.

Forward-Looking Statements

Certain statements in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, expectations regarding the closing of the SEM Acquisition, including whether the acquisition will close in the time frame expected or at all, and expectations regarding Novanta’s plans to fund a portion of the purchase price for the SEM Acquisition by drawing down on its revolving credit facility.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the failure to satisfy or waive the closing conditions contained in the Purchase Agreement and the inability to draw down on Novanta’s revolving credit facility. Other important risk factors that could affect the outcome of the events set forth in these statements are discussed in Item 1A of Novanta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent filings with the Securities and Exchange Commission (“SEC”), and its future filings with the SEC. Forward-looking statements are based on Novanta’s beliefs and assumptions and on information currently available to Novanta. Novanta disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: July 12, 2021	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer